Exhibit 10.49

THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT

            This Third Amendment to Purchase and Sale Contract (this “Amendment”) is made as of October 16, 2009, between ANGELES INCOME PROPERTIES, LTD. II, a California limited partnership, with an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”) and LIGHTHOUSE PROPERTY INVESTMENTS, LLC, a New Jersey limited liability company, with an address at 2 Executive Drive, Suite 470, Fort Lee, NJ 07024 (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into a Purchase and Sale Contract dated as of August 5, 2009, as amended by (a) that certain First Amendment to Purchase and Sale Contract dated as of August 25, 2009 and (b) that certain Second Amendment to Purchase and Sale Contract dated as of September 4, 2009 (collectively, the “Contract”) with respect to the sale of certain property known as Deer Creek Apartments located in Middlesex County, New Jersey, as described in the Contract; and

            WHEREAS, Seller and Purchaser desire to amend the Contract on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Closing Date.  Section 5.1 of the Contract is hereby deleted and replaced with the following:

5.1       Closing Date.

5.1.1          The Closing shall occur on November 18, 2009 (the “Closing Date”) through an escrow with Escrow Agent, whereby Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

5.1.2          If Purchaser has not received Lenders’ approval of the Loan Assumption and Release on or prior to November 6, 2009, then Purchaser shall have the one-time right, by delivering written notice (“Purchaser’s Adjournment Notice”) to Seller not later than November 9, 2009, to adjourn the Closing Date to a Business Day not later than December 18, 2009, provided that Purchaser shall, no later than November 12, 2009, deliver to Escrow Agent an additional deposit of $136,250 (the “Adjournment Deposit”).  The Adjournment Deposit shall be deemed part of the Deposit.

5.1.3          If Purchaser has elected to adjourn the Closing Date pursuant to Section 5.1.2 above and thereafter Purchaser obtains the Lenders’ approval of the Loan Assumption and Release on or after December 9, 2009 but before December 18, 2009, then the Closing Date shall automatically be extended to the date which is ten (10) days after the date on which Purchaser received Lenders’ approval of the Loan Assumption and Release (provided that if such 10th day is not a Business Day, then the Closing Date shall be the next succeeding Business Day) but in no event shall the Closing Date be later than December 28, 2009.

3.      Miscellaneous.           This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

ANGELES INCOME PROPERTIES, LTD. II, a California limited partnership

By:       ANGELES REALTY CORPORATION II, a California corporation, its managing general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

Purchaser:

LIGHTHOUSE PROPERTY INVESTMENTS, LLC, a New Jersey limited liability company

By: /s/Meyer Orbach
Name:  Meyer Orbach
Title:  Managing Member